                                                              EXHIBIT 10 (b)

                               PLACEMENT AGREEMENT

         THIS PLACEMENT AGREEMENT (this "Agreement") is made on October 12, 1999, between BULLET ENVIRONMENTAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and MFC MERCHANT BANK S.A., a Swiss Corporation (the "Agent").

                                   BACKGROUND

         The Company wishes to privately place with purchasers at least 1,000,000 but no more than 2,000,000 Units (as hereinafter defined), at $5.00 per Unit, the proceeds of which will be used for working capital and general corporate purposes.

         The Company wishes to appoint the Agent as placement agent in connection with such private placement.

         In consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                               STATEMENT OF TERMS

1.       DEFINITIONS

         In this Agreement, the following terms have the following meanings:

         (a) "Act" means the Securities Act of 1933 (United States), as amended, the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the United States Securities and Exchange Commission.

         (b) "Closing" means the day on which Units are issued to the Purchasers.

         (c) "Company Stock" means the common voting stock, par value $0.0001, of the Company.

         (d) "Private Placement" means the offering of the Units on the terms and conditions set forth in this Agreement or the Subscription Agreements.

         (e) "Private Placement Memorandum" means any private placement memorandum, and any amendments made to such private placement memorandum, which is required by the Act to be prepared, or which is prepared, by the Company in connection with the sale of any of the Units.

         (f) "Purchasers" means the purchasers of Units pursuant to the Private Placement.

         (g) "Subscription Agreement" means any Subscription Agreement in connection with the Private Placement substantially in the form of Attachment I, attached hereto.

         (h) "Unit" means one share of the Company Stock and one warrant for the purchase of one additional share of the Company Stock for the price of Ten Dollars ($10.00) per share, which warrant must be exercised within one year.

2.       APPOINTMENT OF AGENT

         The Company appoints the Agent as its exclusive agent and the Agent accepts the appointment and agrees to act as the exclusive agent of the Company to use its commercially reasonable efforts to find and introduce to the Company potential purchasers to purchase up to 1,000,000, but no more than 2,000,000 Units, at a price of $5.00 per Unit, by way of private placement prior to November 15, 1999.

3.       COOPERATION AND INFORMATION

         In connection with the Agent's activities hereunder on the Company's behalf, the Company agrees to cooperate with the Agent and will furnish to, or cause to be furnished to, the Agent, any and all information and data reasonably requested by the Agent concerning the Company, the Private Placement and the use of the proceeds generated by the Private Placement.

4.       OFFERING RESTRICTIONS

         The Agent will only sell the Units to entities who represent themselves as being:

         (a) entities purchasing as principal who are accredited investors residing outside the United States; and

         (b) otherwise qualified to purchase the Units as described in the Subscription Agreement.

         The Agent agrees that at the time any buy order for the Units is placed by clients of the Agent, the Purchaser will be outside the United States, or the Agent and all persons acting on its behalf will reasonably believe that the Purchaser is outside the United States, and neither the Agent nor any person acting on its behalf will have knowledge that such transaction has been pre-arranged with a Purchaser within the United States.

         Neither the Company, the Agent, nor any of their respective affiliates, nor any person acting on behalf of any of them, will offer or sell any of the Units to persons or entities in the United States, or undertake any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market for the Units in the United States.

5.       PRIVATE PLACEMENT MEMORANDUM

         The Company will ensure that any Private Placement Memorandum which is prepared and delivered by the Company will conform with any and all the requirements of the Act and will be reasonably satisfactory to the Agent. The Company will deliver to the Agent, as soon as possible after the date on which the Company gives a "Transaction Notice" (as described in that Investor Issuance Deposit Agreement between the Company and Agent of even date hereof (the "Deposit Agreement")) sufficient commercial copies of any Private Placement Memorandum which has been prepared and the names and addresses of each person whom the Company has provided the Private Placement Memorandum. If prior to the Closing, there is any material adverse change in the Company's business which has not previously been disclosed to the Agent, the Company will as soon as possible inform the Agent of the change and prepare an appropriate amendment to the Private Placement Memorandum. Delivery by the Company of a Private Placement Memorandum will constitute the Company's authorization to the Agent to utilize the Private Placement Memorandum in connection with the Private Placement, and will constitute a representation and warranty by the Company that the Private Placement Memorandum does not contain any misrepresentations (as defined in the Act), other than with respect to information supplied by and relating solely to the Agent. If the Company has delivered a Private Placement Memorandum to the Agent which has been prepared in accordance with this Agreement, then the Agent will, on behalf of the Company, deliver a copy of such Private Placement Memorandum to each potential purchaser introduced to the Company by the Agent.

6.       SUBSCRIPTIONS

         The Agent will use its best efforts to obtain from each Purchaser introduced by the Agent on or before November 15, 1999, duly completed and signed subscriptions in the form of the Subscription Agreement or in such other form consented to by the Company and the Agent and executed by the Purchaser.

7.       AGENT'S FEE

         In consideration for performing the duties of placement agent under this Agreement and performing the duties of custody agent under the Deposit Agreement, the Agent will be entitled to a combined total fee under both this Agreement and the Deposit Agreement equal to (i) eight percent (8%) of the amount of the proceeds of the Private Placement (which in no event will be less than $500,000) (the "Fee Portion") distributable to the Company under the terms contained herein, and (ii) reimbursement of reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the Private Placement (the "Financing Expenses"). The combined total fee will be paid as set forth in Section 8 of the Deposit Agreement. The Agent acknowledges and agrees that the above-defined Fee Portion and Financing Expenses constitute the entire amounts to be paid by the Company in consideration of the Private Placement. In the event that the Agent engages any sub-agents for the placement or syndication of the Units, the Agent agrees to be solely responsible for paying such sub-agents from the fees otherwise payable hereunder, and no additional fee amounts will be due or owing from the Company and the Company will have no obligation or liability to any sub-agent for any amounts.

         It is expressly understood and agreed by the parties to this Agreement that the aforesaid fee is the same fee, and not an additional one, to be paid to Agent under the Deposit Agreement, and that Agent is entitled to a combined fee consisting of the Fee Portion and reimbursement of the Financing Expenses upon the performance of its duties under both this Agreement and the Deposit Agreement and the disbursements set forth in Section 7(a) of the Deposit Agreement. It is also expressly understood and agreed by the parties that in no event will any fee or reimbursement of any expenses, whether arising in connection with or under this Agreement, the Deposit Agreement, or both, be payable to Agent if the proceeds of the Private Placement are not disbursed to the Company in accordance with the provisions of
         Section 7 and 8 of the Deposit Agreement and that, in any event, no Fee Portion will be payable to Agent as to any proceeds of the Private Placement not disbursed to the Company.

8.       REPRESENTATIONS AND WARRANTIES

         The Company represent and warrants to the Agent that:

         (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated;

         (b) it is registered to do business in accordance with applicable law in the jurisdictions required to the extent necessary in connection with the transaction contemplated by this Agreement;

         (c) this Agreement has been, or will be as of the date of execution, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to undertake the Private Placement;

         (d) the authorized and issued capital of the Company are as disclosed in the Private Placement Memorandum and the outstanding shares of the Company are fully paid and non-assessable;

         (e) the Company will reserve or set aside sufficient shares in its treasury to issue the Units and all such shares will be duly and validly issued as fully paid and non-assessable;

         (f) the Private Placement Memorandum, subscription form and all other written or oral representations made by the Company to a Purchaser or potential Purchaser in connection with the Private Placement will be accurate in all material respects and will omit no fact, the omission of which will make such representations misleading or incorrect;

         (g) the Company has complied in all material respects and will so comply with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Act, in relation to the issuance and trading of its securities and in all matters relating to the Private Placement;

         (h) there is not presently, and will not be until the Closing, any material adverse change in the business of the Company which has not been or will not be fully disclosed to the Agent;

         (i) the issuance and sale of the securities by the Company and the Agent does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its organizational documents or any material agreement or instrument to which the Company is a party;

         (j) neither the Company nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition and to the best of the Company's knowledge no such actions, suits or proceedings are contemplated or have been threatened which are not disclosed in the Private Placement Memorandum;

         (k) there are no judgments against the Company or any of its subsidiaries, if any, which are unsatisfied, nor are there any consent decrees or injunctions to which the Company or any of its subsidiaries, if any, is subject;

         (l) no order halting or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued to and is outstanding against the Company or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

         (m) except as disclosed in the Private Placement Memorandum, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issuance or allotment of any unissued shares in the capital of the Company or its subsidiaries, if any, or any other security convertible into or exchangeable for any such shares, or to require the Company or its subsidiaries, if any, to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

         (n) other than the Agent, no person, firm or corporation acting or purporting to act at the request of the Company is entitled to any brokerage, agency or finder's fee in connection with the transactions described herein; and

         (o) the representations and warranties in this Section are materially true and correct and will remain so as of the Closing.

         The Agent represents and warrants to the Company that:

         (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated;

         (b) it is registered to do business in accordance with applicable law in the jurisdictions required to the extent necessary in connection with the transactions contemplated by this Agreement;

         (c) this Agreement has been, or will be as of the date of execution, duly authorized by all necessary corporate action on the part of the Agent, and the Agent has full corporate power and authority to perform its obligations under this Agreement;

         (d)      it is not a "U.S. person" as defined under the Act;

         (e)      it will sell the Units in compliance with the Act;

         (f) it will only make representations consistent with the information in the Private Placement Memorandum, the Subscription Agreements and any other materials provided by the Company; and

         (g) the representations and warranties in this Section are materially true and correct and will remain so as of the Closing.

9.       TERMINATION

         The Agent may terminate its obligations under this Agreement by notice in writing to the Company at any time before the Closing if:

         (a) a material adverse change in the business of the Company has occurred;

         (b) an inquiry or investigation from or by a governmental regulatory agency (whether formal or informal) in relation to the Company, or the Company's directors, officers or promoters, which may have a material adverse offset on the proposed offering is commenced or threatened in writing;

         (c) any order to cease, halt or suspend trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in the securities of the Company prohibiting or restricting the Private Placement is made by a competent regulatory authority and that order is still in effect; or

         (d) the Company breaches any material term of this Agreement and fails to cure such breach within five (5) business days after written notice thereof from the Agent.

10.      CONFIDENTIALITY

         Each party to this Agreement agrees that it will not make any public announcements of any kind and will not release or issue any reports, statements or releases relating or pertaining to the Private Placement, this Agreement or the transactions contemplated herein, without the prior written consent of the other party, except (i) to professional advisors under a duty of confidentiality as necessary to consummate the transactions contemplated herein, and (ii) as may be required upon the written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party and seeking their consent to such announcement, report, statement or release. Each party agrees that such information will be used solely for the purposes of consummating the transactions contemplated herein and that such information will not be used or disclosed other than in furtherance of such purposes under the terms of this Agreement.

11.      INDEMNIFICATIONS

         The Company will indemnify the Agent and each of the Agent's agents, directors, officers and employees (collectively, the "Indemnified Parties") and save them harmless against all losses, claims, damages or liabilities:

          (a) existing by reason of a material misstatement contained in the Private Placement Memorandum, Subscription Agreement or other written or oral representation made by the Company to a Purchaser or potential Purchaser in connection with the Private Placement by reason of the omission to state a material fact necessary to make such statements or representations not misleading (except for information and statements supplied by and relating solely to the Agent);

          (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such material misstatement, misrepresentation or omission exists (except information and statements supplied by and relating solely to Agent), that trading in or distribution of any of the securities is to cease;

          (c) resulting from the failure by the Company to obtain any required regulatory approval to the Private Placement unless the failure to obtain such approval is the result of a breach of this Agreement by the Agent;

          (d) resulting from a material breach by the Company of any of the terms of this Agreement; or

          (e) if, following the completion of a sale of any of the Units, a determination is made by any competent authority setting aside the sale, unless that determination arises out of an act or omission by the Agent.

         If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Company pursuant to this Agreement, the Indemnified Party will promptly notify the Company in writing. The Company will assume the defense of the action or claim, including the employment of counsel and the payment of all expenses. The Indemnified Party will have the right to employ counsel acceptable to the Company, and the Company will pay the reasonable documented fees and expenses of such counsel.

         The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Party from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Indemnified Parties arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.

         If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Company and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Company, on the one hand, and the Indemnified Parties on the other hand, in connection with the mater giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent misrepresentation (within the meaning of applicable securities laws) will be entitled to contribution from any person who is not found liable for such fraudulent misrepresentation.

         To the extent that any Indemnified Party is not a party to this Agreement, the Agent will obtain and hold the right and benefit of this Section in trust for and on be half of such Indemnified Party.

         The Agent will indemnify the Company and each of the Company's agents, directors, officers and employees and save them harmless against all losses, claims, damages or liabilities resulting from the Agent's material breach of any term of this Agreement.

         The indemnities contained in this Section will survive for a period of one (1) year from the date of the Closing.

12.      GOVERNING LAW

         This Agreement will be governed and construed in accordance with the laws of Delaware.

13.      ENFORCEMENT

         Each party to this Agreement (i) submits to personal jurisdiction in Delaware for the enforcement of this Agreement or in connection with this Agreement, and (ii) waives any and all rights under the laws of any state to object to jurisdiction within Delaware for the purposes of litigation to enforce this Agreement or in connection with this Agreement.

14.      WAIVER OF JURY TRIAL

         Each of the parties hereto knowingly, voluntarily, and irrevocably waives any right it may have to a trial by jury in respect of any claim based upon, arising out of or in connection with this Agreement or the Private Placement.

15.      ASSIGNMENT AND SELLING GROUP PARTICIPATION

         This Agreement may not be assigned in whole, or in part, by either party without the prior written consent of the other party.

         The Agent may offer selling group participation in compliance with applicable laws and consistent with the normal course of brokerage business to selling groups of other licensed dealers, brokers, and investment dealers, who may or may not be offered part of the Agent's fee defined in Section 7 of this Agreement.

16.      BENEFITS; NO THIRD PARTY BENEFICIARIES

         This Agreement is specifically for the benefit of the parties hereto and the Indemnified Parties as set forth in Section 11 hereof, and is binding on the aforesaid parties to this Agreement and their successors and permitted assigns. None of the provisions of this Agreement is or may be construed as for the benefit of or enforceable by any other person.

17.      NOTICES; DELIVERIES

         Any notice required to be given hereunder must be in writing and delivered by fax, hand delivery or sent by Federal Express, DHL or other recognized international express courier service that provides receipt of delivery, to the party to whom it is to be delivered at the addresses set forth below. Any notice given by fax must be sent to the fax numbers provided below and the electronic confirmation of the sender will be evidence of receipt. Any notice given by fax must also be sent by express courier on the same day as the fax transmission or the next business day.

         If to the Company:                 Bullet Environmental Technologies, Inc.
                                            1177 West Hastings Street
                                            Suite 1818
                                            Vancouver, British Columbia V6E 2K3
                                            Attention:  G.W. Norman Wareham, President
                                            Tel:  (604) 602-1717
                                            Fax:  (604) 683-2370

         with a copy to:                    Powell, Goldstein, Frazer & Murphy LLP
                                            1001 Pennsylvania Avenue, N.W.
                                            Sixth Floor
                                            Washington,  D.C.  20004
                                            Attention:  Michael H. Chanin, Esq.
                                            Tel:  (202) 347-0066
                                            Fax:  (202) 624-7222

                       [Continued on the following page.]

         If to Agent:                       MFC Merchant Bank S.A.
                                            6 Cours De Rive
                                            1211 Geneva, Switzerland
                                            Attention:  Mr. Peter Jessop
                                            Tel:       41-22-818-2929
                                            Fax:       41-22-818-2930


18.      TIME

         Time is of the essence of this Agreement.

19.      ENTIRE AGREEMENT; AMENDMENTS

         This Agreement constitutes the entire Agreement and understanding among the parties hereto relating to the Private Placement described herein and supersedes any and all prior agreements and understandings relating to the matters provided for herein. No alteration, waiver, amendment, change or supplement hereto will be binding or effective unless the same is set forth in writing, signed by a duly authorized representative of both parties.

20.      COUNTERPARTS

         This Agreement may be executed in one or more counterparts each of which will be deemed to be an original. In order for this Agreement to be effective, it will not be necessary for all counterparts to be signed by each party hereto, provided that at least one counterpart of this Agreement is signed by each of the parties hereto.

21.      FAX EXECUTION

         This Agreement may be executed by delivery of a signed signature page by fax and such fax execution will be effective in all respects, but must be followed by an exchange of copies by one of the methods provided in the "Notices" section of this Agreement.

                        [Signatures on following page.]

EXECUTED on                  , 1999.
            -----------------

BULLET ENVIRONMENTAL TECHNOLOGIES, INC.

By:               /s/
         -----------------------------------
         G.W. Norman Wareham
         President

MFC MERCHANT BANK S.A.

By:               /s/
         -----------------------------------
         Name:
         Title:  President